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                                                                   Exhibit 10.30

                             THE HOLMES GROUP, INC.
                                 One Holmes Way
                                Milford, MA 01757


March 6, 2003

Jordan A. Kahn
21 Pierce Road
Wellesley, MA  02481

Dear Jerry:

This letter agreement (this "Letter Agreement") sets forth certain agreements between The Holmes Group, Inc., a Massachusetts corporation (the "Corporation"), and Jordan A. Kahn (the "Executive") with respect to the Executive Employment and Non-Competition Agreement dated February 1, 2002 by and between the Corporation and the Executive (the "Agreement"). In consideration of the mutual promises contained herein and in the Agreement, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Corporation and the Executive hereby agree to amend the Agreement as follows:

      1. By deleting from Section 2 of the Agreement the dates "January 31, 2003" and "November 30, 2002" and by substituting in their respective stead the following dates: "January 31, 2004" and "November 30, 2003";

      2. By deleting in its entirety the last sentence of Section 5 of the Agreement and by substituting in its stead the following: "As used herein, the term `Bonus Base' shall mean Five Hundred Thousand Dollars ($500,000)."; and

      3. By deleting in its entirety the first sentence of Section 10.01 of the Agreement and by substituting in its stead the following:

            "In the event that this Agreement is terminated by the Company without Cause, or due to the death or Permanent Disability of the Executive, or terminated by the Executive for any reason, or if this Agreement is not extended at the end of the Term, the Executive shall receive as a termination settlement the sum of Three Hundred Seventy-Five Thousand Dollars ($375,000) (the "Termination Payment") payable in a lump sum within seven (7) days after the effective date of termination."

By its or his respective signature below, each of the Corporation and the Executive hereby acknowledges and affirms that, (i) except as amended by this Letter Agreement, all provisions of the Agreement remain in full force and effect, and (ii) this Letter Agreement shall be deemed a part thereof for all purposes.
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Mr. Jordan A. Kahn
March 6, 2003
Page 2


This Letter Agreement is executed as of the date first noted above.

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Very truly yours,

THE HOLMES GROUP, INC.                      ACCEPTED AND AGREED:

By: /s/ Peter J. Martin                     /s/ Jordan A. Kahn
    --------------------------------        -----------------------------------
Name:    Peter J. Martin                    Jordan A. Kahn
Title:   President and CEO
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